As filed with the Securities and Exchange Commission on March 5, 2015

Registration No. 333-192464

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ATLAS PIPELINE PARTNERS, L.P.

ATLAS PIPELINE FINANCE CORPORATION

And Other Registrants*

(See Table of additional registrants below)

(Exact name of registrant as specified in its charter)

23-3011077
Delaware	20-3879234
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1000 Louisiana, Suite 4300

Houston, Texas 77002

(713) 584-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Name, address, including zip code, and telephone number, including area code, of agent for service:	Copy of communications to:

Joe Bob Perkins Chief Executive Officer Atlas Pipeline Partners, G.P., LLC 1000 Louisiana, Suite 4300 Houston, Texas 77002 (713) 584-1000	Christopher Collins Vinson & Elkins L.L.P. 1001 Fannin Street, Suite 2500 Houston, Texas 77002 (713) 758-2222

Approximate date of commencement of proposed sale to the public: Not applicable. Removal from registration of securities that were not sold pursuant to this registration statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number	Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices
Atlas Pipeline Operating Partnership, L.P.	Delaware	23-3015646	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Velma Intrastate Gas Transmission Company, LLC	Delaware	26-2877615	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Slider WestOk Gathering, LLC	Delaware	26-3063706	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Atlas Pipeline Mid-Continent Holdings, LLC	Delaware	45-5528668	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Atlas Pipeline Mid-Continent LLC	Delaware	37-1492980	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Atlas Chaney Dell, LLC	Delaware	42-1733101	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Atlas Midkiff, LLC	Delaware	42-1733099	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

NOARK Energy Services, L.L.C.	Oklahoma	73-1551901	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Velma Gas Processing Company, LLC	Delaware	45-1543387	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL Laurel Mountain, LLC	Delaware	26-4834348	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL Barnett, LLC	Delaware	45-2561587	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Pecos Pipeline LLC	Delaware	26-3633417	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Tesuque Pipeline, LLC	Delaware	27-0632723	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL Arkoma Holdings, LLC	Delaware	90-0918336	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL Arkoma Midstream, LLC	Delaware	27-3677594	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL Gas Treating, LLC	Delaware	27-0592931	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL Arkoma, Inc.	Delaware	27-3684911	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL SouthTex Midstream LLC	Delaware	27-0350291	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL SouthTex Pipeline Company LLC	Texas	20-8721079	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL SouthTex Processing Company LP	Texas	45-2502762	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL SouthTex Midstream Holding Company LP	Texas	20-8721377	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL SouthTex Gas Utility Company LP	Texas	20-8721344	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL SouthTex Transmission Company LP	Texas	80-0920148	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Atlas SouthTex Midstream Company LP	Texas	20-8721274	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment No. 1 relates to Registration Statement on Form S-3 (Registration No. 333-192464) (the “Registration Statement”) of Atlas Pipeline Partners, L.P., a Delaware limited liability partnership (“Atlas Pipeline”), Atlas Pipeline Finance Corporation, a Delaware corporation (“Finance Co”), and the other registrants listed in the table above, filed on November 20, 2013, which was deemed effective upon filing. The Registration Statement pertained to common units representing limited partner interests, preferred units representing limited partner interests, subordinated units representing limited partner interests, debt securities and warrants.

On February 27, 2015, Atlas Pipeline was acquired by Targa Resources Partners LP (“TRP”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), by and among Targa Resources Corp., TRP, Targa Resources GP LLC, Trident MLP Merger Sub LLC, a subsidiary of TRC (“Merger Sub”), Atlas Energy, L.P., Atlas Pipeline and Atlas Pipeline Partners GP, LLC. Pursuant to the Merger Agreement, Merger Sub merged with and into Atlas Pipeline, with Atlas Pipeline continuing as the surviving entity and a subsidiary of TRP.

As a result of the completion of the transactions contemplated by the Merger Agreement, Atlas Pipeline has terminated all offerings of securities pursuant to the Registration Statement. In accordance with an undertaking made by Atlas Pipeline in the Registration Statement to remove from registration, by means of a post-effective amendment, any of the securities that had been registered for issuance that remain unsold at the termination of such offering, Atlas Pipeline hereby removes from registration all of such securities registered but unsold under the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on this 5th day of March, 2015.

ATLAS PIPELINE PARTNERS, L.P.

By:	ATLAS PIPELINE PARTNERS GP, LLC,
its General Partner

	By:	/s/ Robert W. Karlovich, III
Robert W. Karlovich, III
Chief Financial Officer and Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on March 5, 2015.

SIGNATURE	TITLE	DATE

/s/ Joe Bob Perkins Joe Bob Perkins	Chief Executive Officer and Director of the General Partner (Principal Executive Officer)	March 5, 2015

/s/ Robert W. Karlovich III Robert W. Karlovich III	Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	March 5, 2015

/s/ Jeffrey J. McParland Jeffrey J. McParland	Director of the General Partner	March 5, 2015

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on this 5th day of March, 2015.

ATLAS PIPELINE FINANCE CORPORATION

By:	/s/ Robert W. Karlovich, III
Robert W. Karlovich, III
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on March 5, 2015.

SIGNATURE	TITLE	DATE

/s/ Joe Bob Perkins Joe Bob Perkins	Chief Executive Officer and Director of the General Partner (Principal Executive Officer)	March 5, 2015

/s/ Robert W. Karlovich III Robert W. Karlovich III	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	March 5, 2015

/s/ Jeffrey J. McParland Jeffrey J. McParland	Director of the General Partner	March 5, 2015

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Pittsburgh, Pennsylvania, on March 5, 2015.

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.

By:	Atlas Pipeline Partners GP, LLC its general partner

ATLAS PIPELINE MID-CONTINENT HOLDINGS, LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL LAUREL MOUNTAIN, LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS PIPELINE MID-CONTINENT LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

SLIDER WESTOK GATHERING, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

VELMA GAS PROCESSING COMPANY, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS MIDKIFF, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS CHANEY DELL, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

NOARK ENERGY SERVICES, L.L.C.

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL BARNETT, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

PECOS PIPELINE LLC

By:	APL Barnett, LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC its general partner

TESUQUE PIPELINE, LLC

By:	APL Barnett, LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC its general partner

APL ARKOMA MIDSTREAM, LLC

By:	APL Arkoma Holdings, LLC
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL GAS TREATING, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL ARKOMA HOLDINGS, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL SOUTHTEX MIDSTREAM LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL SOUTHTEX PIPELINE COMPANY LLC

By:	APL SouthTex Midstream LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL SOUTHTEX MIDSTREAM HOLDING COMPANY LP

By:	APL SouthTex Pipeline Company LLC, its sole general partner
By:	APL SouthTex Midstream LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL SOUTHTEX GAS UTILITY COMPANY LP

By:	APL SouthTex Pipeline Company LLC, its sole general partner
By:	APL SouthTex Midstream LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS SOUTHTEX MIDSTREAM COMPANY LP

By:	APL SouthTex Pipeline Company LLC, its sole general partner
By:	APL SouthTex Midstream LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL SOUTHTEX TRANSMISSION COMPANY LP

By:	APL SouthTex Pipeline Company LLC, its sole general partner
By:	APL SouthTex Midstream LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL SOUTHTEX PROCESSING COMPANY LP

By:	APL SouthTex Pipeline Company LLC, its sole general partner
By:	APL SouthTex Midstream LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer

APL ARKOMA, INC.

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities indicated on March 5, 2015.

SIGNATURE	TITLE	DATE

/s/ Joe Bob Perkins	Chief Executive Officer and Director of the General Partner	March 5, 2015
Joe Bob Perkins	(Principal Executive Officer)

/s/ Robert W. Karlovich III	Chief Financial Officer	March 5, 2015
Robert W. Karlovich III	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jeffrey J. McParland	Director of the General Partner	March 5, 2015
Jeffrey J. McParland